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                                                                   EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 3, 2000 relating to the financial statements of Excel Paralubes, which appears in Pennzoil-Quaker State Company's Annual Report on Form 10-K for the year ended December 31, 1999.



PricewaterhouseCoopers LLP

Houston, Texas
April 25, 2000